Supplement dated August 31, 2020
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Acorn Trust
Columbia Acorn International®	5/1/2020
Effective immediately, the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section is hereby removed and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2017	Since 2011
Hans F. Stege	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2017
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby removed and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund
Tae Han (Simon) Kim, CFA	Director of International Research and Portfolio Manager	Co-Portfolio Manager since 2017	Since 2011
Hans F. Stege	Portfolio Manager and Analyst	Co-Portfolio Manager since July 2020	Since 2017
Mr. Kim has been associated with the Investment Manager as an investment professional since 2011, and has served as a Vice President of the Trust since March 2018. Mr. Kim began his investment career in 2007 and earned a B.A. from Boston College and an M.B.A from the University of Oxford.
Mr. Stege has been associated with the Investment Manager or its predecessors as an investment professional since 2017 and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Mr. Stege was a partner and research analyst at another investment firm, and also worked as a senior analyst for an energy consulting firm. Mr. Stege began his investment career in 2014, and earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP111_12_007_(08/20)